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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we here by consent to the incorporation of our report dated January 26, 2000, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-94268, 33-94284, 333-65523, 333-36439.



                                                       /s/Arthur Andersen LLP
                                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 23, 2000